SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
March 31, 2003

Collegiate Funding of Delaware, L.L.C.
(Exact name of registrant as specified in charter)

Sponsor of:

Collegiate Funding Services Education Loan Trust 2003-A

Delaware (State or other jurisdiction of incorporation)	333-102258 (Commission File Number)	13-1812121 (IRS Employer Identification No.)

100 Riverside Parkway, Suite 125, Fredericksburg, Virginia   22406
     (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report.)

Item 2. Acquisition and Disposition of Assets

          During the month of March 2003, Collegiate Funding Services Education Loan Trust 2003-A used $102,047,433.72 from its Acquisition Fund to acquire FFELP consolidation loans with an aggregate principal balance of $99,558,471.93. As a result of these acquisitions, $1,111,487.54 remains in the Acquisition Fund as of March 31, 2003.

Item 5. Other Events

          See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A

Item 7. Financial Statements and Exhibits

          (c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2003	COLLEGIATE FUNDING OF DELAWARE, L.L.C. By: /s/ Kevin A. Landgraver Name: Kevin A. Landgraver Title: Chief Financial Officer and Treasury

EXHIBIT INDEX

Exhibit Number	Description

20.1	Monthly statement distributed to holders of Collegiate Funding Services Education Loan Trust 2003-A, Student Loan Asset Backed Notes, Series 2003-A.